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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 3, 2003

                         COMMISSION FILE NUMBER: 0-27992

                              ELAMEX, S.A. DE C.V.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              Mexico                                Not Applicable
    (State or other jurisdiction          (I.R.S. Employer Identification No.)
        of incorporation)



   1800 Northwestern Dr., El Paso, TX                   79912
 (Address of principal executive offices)             (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 298-3061

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ITEM 9.  REGULATION FD DISCLOSURE.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Elamex, S.A. de C.V. dated September 3, 2003, announcing appointment of Sam L. Henry as new CFO.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELAMEX, S.A. DE C.V.



                         By:  /s/ Richard P. Spencer
                            --------------------------
                            Richard P. Spencer
                            President and
                            Chief Executive Officer

                         Date: September 3, 2003

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                                  EXHIBIT INDEX


Exhibit
Number       Description

   99 Press Release of Elamex S.A. de C.V. dated September 3, 2003, announcing appointment of Sam L. Henry as new CFO.